                                                                  Exhibit 10.26



                                SUMMA FOUR, INC.
                        MANAGEMENT INCENTIVE BONUS PLAN
                          FY 1997 - CORPORATE OFFICERS



                                  INTRODUCTION
                                  ------------

The purpose of this incentive program is to motivate employees to achieve a higher level of performance and to increase the financial attractiveness of a career with Summa Four, Inc. Specifically, the collective efforts of incentive bonus plan participants should support the Company's financial and organizational objectives.

This incentive bonus program is intended to be part of a management system performing a specific purpose not accomplishable by direct pay and fixed benefits. It provides financial rewards for current accomplishments on a selective basis.

The Plan will be developed each year by the President, forwarded to the Chairman for review and approval, and then submitted to the Compensation Committee of the Board of Directors for final review and approval. This plan including Exhibit A setting forth the "Quantitative Goals" must be approved each year.




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                                SUMMA FOUR, INC.
                        MANAGEMENT INCENTIVE BONUS PLAN
                                    FY 1997



                           ARTICLE ONE - DEFINITIONS
                           -------------------------

1.1 "PLAN" means the Summa Four, Inc. Management Incentive Bonus Plan as evidenced by this instrument.

1.2 "COMPANY" means Summa Four, Inc., and any successor to all or a major portion of its property or business.

1.3 "COMMITTEE" means the President, the Chairman, and the Compensation Committee of the Board of Directors.

1.4 "SELECTED PARTICIPANT" means an Officer, an E6 and an E5 member who is designated by the Committee to be a Selected Participant in the Plan and who is not a member of any other incentive/bonus plan at Summa Four, Inc. (See Exhibit D for Participants)

1.5 "BASE SALARY" means the base compensation at the time of award for a Selected Participant for a fiscal year.

1.6 "BOOKING" means an order for the Company's product which is shippable within 12 months of the date of the order and is accepted and acknowledged by the Company. A booking is further defined as "net" of all discounts, allowances, credits or other extraordinary charges.

1.7 "REVENUE" means actual revenue determined as the Company customarily determines it. Revenue is further defined as "net" of all discounts, allowances, credits, or other extraordinary charges.

1.8 "OPERATING INCOME" means the resultant amount when selling, general, administrative and research and development expense items are deducted from gross margin, as the Company customarily determines it and in a manner consistent with the Annual Budget.

1.9  "ENDING BACKLOG" means a "booking" not yet shipped.

2.0 "PERFORMANCE GOALS" means the Company's achievement of fiscal year ending backlog, revenue and operating income goals, and the individual performance objectives.

2.1 "PERFORMANCE AWARDS" means the payment by the Company for the achievement of the performance goals as defined by this Plan.



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                                SUMMA FOUR, INC.
                        MANAGEMENT INCENTIVE BONUS PLAN


                             ARTICLE TWO- THE PLAN
                             ---------------------

2.1  The incentive bonus plan has two components. They are as follows:

     a.   Yearly achievement of the Company's financial plan.
          1. Revenue
          2. Operating Income
          3. Ending Backlog
     b.   Individual Performance Objectives.

2.2 Yearly Financial Goals. The yearly financial goals, as defined in paragraph 2.1(a) above, represent 50% of each participants potential bonus award. All three goals must be met as defined below in order that bonus payments are made.

     2.2.1 For Full Payment:

           a. Revenue and Operating Income:
              1. Must equal 120% of such amounts shown in the company's Operating Plan for Fiscal 1997.
           b. Ending Backlog:
              1. Must be an amount equal to 67% of the company's forecasted revenues for its first quarter of Fiscal Year 1998.

     2.2.2 For Partial Payment:

           a. Revenue and Operating Income:
              1. As a minimum condition, must equal such amounts shown in the company's Operating Plan for Fiscal 1997.
           b. Ending Backlog:
              1. Must be an amount equal to 67% of the company's forecasted revenues for its first quarter of Fiscal Year 1998.

2.3 Individual Performance Objectives ("SMART" objectives - Para. 2.1 (b)). The "SMART" objectives represent 50% of each participants potential bonus award. Each participant must submit for approval by the committee two (2) SMART objectives. Payment for this portion of the bonus award will be based on successful accomplishments of these performance objectives and is independent of the achievement of yearly financial goals.



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                                SUMMA FOUR, INC.
                        MANAGEMENT INCENTIVE BONUS PLAN


                            ARTICLE THREE - PAYMENT
                            -----------------------

3.1 PAYMENT OF AWARDS - Awards earned by participants will be payable within thirty (30) days following the end of the Fiscal Year and the completion of the annual audit and the next meeting of the Board of Directors. The Committee may make award payments in cash or the unrestricted common stock of the Company, or a combination of both, as it may determine.


                         ARTICLE FOUR - EFFECTIVE DATE
                         -----------------------------

4.1  The effective date of the Plan is April 1, 1996.


                          ARTICLE FIVE - PARTICIPATION
                          ----------------------------

5.1 Each person who is a Selected Participant as of the Effective Date of the Plan shall become a Participant in the Plan on the Effective Date of the Plan.

5.2 Each person who becomes a Selected Participant after the Effective Date of the Plan shall become a Participant in the Plan on the date determined by the Committee. Their bonus award(s) shall be prorated based upon the number of weeks as a qualified Selected Participant.


                    ARTICLE SIX- COMPENSATION COMMITTEE FUND
                    ----------------------------------------

6.1 The Compensation Committee will hold the RESIDUE OF UNAWARDED funds. These funds will be available for the purpose of making special recognition awards to Selected Participants or other employees from time to time in the future as deemed appropriate by the Committee.

6.2  The Compensation Committee fund shall not exceed $250,000.


                   ARTICLE SEVEN - TERMINATION OF EMPLOYMENT
                   -----------------------------------------

7.1 Employees who resign or are terminated prior to payment of a Performance Award are not eligible for awards made subsequent to their last day worked regardless of the date of accrual of the award.



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


                                SUMMA FOUR, INC.
                        MANAGEMENT INCENTIVE BONUS PLAN


                     ARTICLE EIGHT - LIMITATION ON PAYMENTS
                     --------------------------------------

8.1 If a Selected Participant, in the opinion of the Committee, shall have committed fraud or theft in connection with his employment by the Company, all rights to receive awards under this Plan shall cease.


                         ARTICLE NINE - ADMINISTRATION
                         -----------------------------

9.1 Except as otherwise provided herein, this Plan shall be administered by the Committee. The Committee shall have authority to make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Plan, and decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with this Plan.

9.2 Any decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations thereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

9.3 In the administration of the Plan, the Committee may, from time to time, employ agents and delegate them such administrative duties as it deems fit and may, from time to time, consult with counsel who may be counsel to the Company.


9.4 The Committee shall approve Exhibit A setting forth the Percent of Pay Performance Award percentage and the Quantitative Goals for the following plan year.


               ARTICLE TEN - TERMINATION, SUSPENSION OR AMENDMENT
               --------------------------------------------------

10.1 The Committee may, in its sole discretion, terminate, suspend or amend this Plan at any time or from time to time, in whole or in part. However, no such termination, suspension or amendment shall adversely affect a Selected Participant's benefits, except as provided in 8.1 of ARTICLE EIGHT, then outstanding for any Selected Participant, determined as of the date of such termination, suspension, or amendment, and no such termination shall in and of itself cause the acceleration of payments to Selected Participants.




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


                                SUMMA FOUR, INC.
                        MANAGEMENT INCENTIVE BONUS PLAN


                      ARTICLE ELEVEN - GENERAL CONDITIONS
                      -----------------------------------

11.1 No interest of any Selected Participant shall be assigned as security for a loan, and any such purported assignment shall be null, void and of no effect; nor shall any such interest be subject in any manner, either voluntarily or involuntarily, to anticipation, sale, transfer, assignment or encumbrance by or through a Selected Participant.

11.2 No Selected Participant and no other person shall have any legal or equitable rights or interest in this Plan that are not expressly granted in this Plan. Participation in the Plan does not give any person any right to be retained in the service of the Company. The right and power of the Company to dismiss or discharge any Selected Participant is expressly reserved.

11.3 The laws of the State of New Hampshire shall govern the construction and administration of the Plan.





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


                                SUMMA FOUR, INC.
                        MANAGEMENT INCENTIVE BONUS PLAN
                    QUANTITATIVE GOALS - CORPORATE OFFICERS

                                   EXHIBIT A



I.   FY 1997 FINANCIAL PLAN

                             Q1         Q2         Q3         Q4    FY '97 Total
                             --         --         --         --    ------------
Revenue                   $11,000    $12,500    $14,000    $16,000    $53,500
Operating Income          $   860    $ 1,470    $ 1,710    $ 2,510    $ 6,550
Ending Backlog            $ 9,400    $10,600    $12,000    $13,600    $13,600


20% - Yearly Financial Goals (Para. 2.1 a.) [50% x 40%]
20% - SMART Objectives (Para. 2.3) [50% x 40%]
40% - Total Bonus

II.  PERCENT OF PAY PERFORMANCE AWARD

     a.   PAYMENT under this plan is DEPENDENT on TWO VARIABLES:
          (a) 50% BASED ON CORPORATE FINANCIAL PERFORMANCE.
              1) versus Fiscal 1996 (Contingent liability begins).
              2) versus Fiscal 1997 "Plan".
          (b) 50% BASED ON PARTICIPANT(S) PERFORMANCE of individual "SMART" objectives.

     b,   FINANCIAL PERFORMANCE: (In all cases, Revenue, Operating Income and
                                 Ending Backlog objectives must be achieved.)

          (a) Accrual begins at 4/1/96 in accordance with annual budget.
          (b) Contingent liability for payment begins when FY '97 results equal FY '96 total results for Revenue and Operating Income.
          (c) Payout eligibility begins when '97 plan is exceeded; full payment is available when '97 plan is exceeded by 20%.

          (d) Pro-rata payments of bonus will be made for partial achievement of financial goals in excess of the 1997 financial plan as follows: (in $000's)

                              Portion of                                    Portion of
                              ----------                                    ----------
Revenue   Operating Income      Bonus       Revenue     Operating Income      Bonus
-------   ----------------      -----       -------     ----------------      -----
 $53.5        $6.550             -0-         $59.9           $7.400            50%
  54.5         6.700             10%          60.9            7.500            60%
  55.5         6.850             20%          61.9            7.600            70%
  56.5         7.000             30%          62.9            7.700            80%
  57.5         7.150             40%          63.9            7.800            90%
  58.9         7.300             50%          64.2            7.900           100%
                                              65.2            8.000           110%



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

                                SUMMA FOUR, INC.                     Page 1 of 2
                         MANAGEMENT INCENTIVE BONUS PLAN
                 EXHIBIT B - ILLUSTRATION (CORPORATE OFFICERS)



I.   PAYMENT under this plan is DEPENDENT on the achievement of TWO VARIABLES:
     (A) 50% BASED ON CORPORATE FINANCIAL PERFORMANCE.
         1) versus Fiscal 1996 (Contingent liability begins).
         2) versus Fiscal 1997 "Plan".
     (B) 50% BASED ON PARTICIPANT(S) PERFORMANCE of individual "SMART" objectives.

II.  FINANCIAL PERFORMANCE: (In all cases, Revenue, Operating Income and Ending
                            Backlog objectives must be achieved.)
     (a) Accrual begins at 4/1/96 in accordance with annual budget.
     (b) Contingent liability for payment begins when FY '97 results equal
         FY '96 total results for Revenue and Operating Income.
     (c) Payout eligibility begins when '97 plan is exceeded (see
         Exhibit A, II(b) ); 100% of bonus amount is available when 120% of '97 plan is achieved.


III. EXAMPLE:
     -------
     (a) Financial Performance:

                                                 1997
                                                 ----
                               1996         Plan     Plan + 10%*   Plan + 20%
                               ----         ----     -----------   ----------
                                       ("Contingent") ("Payout Available")
                                         Liability
Revenues                      $41.0        $53.5        $58.9        $64.2
Operating/Income              $ 4.6        $ 6.6        $ 7.3        $ 7.9
Ending Backlog                  N/A          N/A        $13.6        $13.6
Bonus Accrual Rate              -0-          -0-          50%         100%
Bonus Pool Available (**)
 (Subject to "earn-out")        -0-          -0-        $ 253        $ 505


(*)  Provided ending backlog objective is achieved.


(**) PARTICIPANTS (CURRENT):
     ----------------------
     Officers Compensation (8)               $1,262
       Rate                                     40%
                                                ---
       Max Pool                                 505

     Directors Compensation (14)             $1,124
       Rate                                     25%
                                                ---
       Max Pool                                 281

     Managers Compensation (15)              $1,139
         Rate                                   15%
                                                ---
         Max Pool                               186

         Total Pool                          $  972
                                             ======


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


                                SUMMA FOUR, INC.                    Page 2 of 2
                        MANAGEMENT INCENTIVE BONUS PLAN
                        EXHIBIT C - YOUR BONUS POTENTIAL


(b) INDIVIDUAL PERFORMANCE (Officer achieving 1 of 2 SMART Objectives):
    Salary = $120,000
    Bonus % - Maximum = 40% (x Base)
    Individual Performance Objectives = 2
    Actual Performance = 1 objective accomplished (= 50% "factor")
    Bonus Payment for FY 1997:



                                        Plan       Plan + 10%      Plan +20%
                                        ----       ----------      ---------
     * Bonus Vesting %                   -0-           50%*           100%*
                                                   =======         =======
     * Bonus Payment %
       a. Financial Performance = 50%                10.0%           20.0%(3)
       b. Individual Objectives = 50%                10.0%           10.0%(4)
                                                   -------         -------
                                                     20.0%           30.0%
     * Bonus Payment Amount                        $24,000         $36,000
                                                   =======         =======


(c) INDIVIDUAL PERFORMANCE (Participant achieving all SMART Objectives):
    Salary = $120,000
    Bonus % - Maximum = 40% (x Base)
    Individual Performance Objectives = 2
    Actual Performance = 2 objectives accomplished (= 100% "factor")
    Bonus Payment for FY 1997:

                                        Plan       Plan + 10%      Plan +20%
                                        ----       ----------      ---------

     * Bonus Vesting %                   -0-           50%*          100%*
                                                   =======         =======
     * Bonus Payment %
       a. Financial Performance = 50%                10.0%(1)        20.0%(3)
       b. Individual Objectives = 50%                20.0%(5)        20.0%(6)
                                                   -------         -------
                                                     30.0%           40.0%
     * Bonus Payment Amount                        $36,000         $48,000
                                                   =======         =======


Provided ending backlog objective is achieved

(1)50% (40 x .50)
(2)50% (40 x .50)
(3)100% (40 x .50)
(4)50% (40 x .50)
(5)100% (40 x .50)
(6)100% (40 x .50)



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


                                SUMMA FOUR, INC.
                        MANAGEMENT INCENTIVE BONUS PLAN

                   EXHIBIT D - OFFICER PARTICIPANT OBJECTIVES







              See attached objectives of each Officer participant.





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                                SUMMA FOUR, INC.
                        MANAGEMENT INCENTIVE BONUS PLAN

                        EXHIBIT D - OFFICER PARTICIPANTS






                              Robert A. Degan
                              Kendrick A. Estey
                              Barry R. Gorsun
                              Todd P. Hasselbeck
                              Michael G. Hluchyj
                              Theresa M. Pratt Wang
                              John H. Shaw
                              Thomas A. St. Germain





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